EXHIBIT 10(h)







                   2000 ANNUAL INCENTIVE PLAN




                        FPL GROUP, INC.

                             AND

                 FLORIDA POWER & LIGHT COMPANY







                  2000 Annual Incentive Plan

       FPL Group, Inc. and Florida Power & Light Company

Objectives:

1. Recognize outstanding performers who have contributed significantly to the Corporation's success and to their respective business unit.

2.  Align the corporate vision, goals and strategy to compensation strategy.

3. Provide a compensation environment which will attract, retain, and motivate talented employees.

Eligible Participants:

All exempt employees of FPL Group, Inc. and all affiliates.

Executives and Grades 1 - 14:   Nomination based on significant
                                contribution to the successful
                                accomplishment of corporate and
                                business unit indicators.

Corporate Goals:

The amount of annual incentive compensation earned shall be determined based on the degree of achievement of the corporate net income goals specified by the Compensation Committee (see Exhibit I, page 3). Amounts earned on the basis of achievement of the net income goals are subject to reduction based on the degree of achievement of the performance indicators specified by the Compensation Committee and at the discretion of the Compensation Committee. Both the goals and the targeted awards shall be set forth in writing (which may be the minutes of a meeting) by the Compensation Committee.

Levels of Performance:

Performance will be measured at three levels:

1.  Corporate Net Income
    - Payouts cannot exceed the maximum targeted award. Amounts earned in accordance with this performance measure are subject to reduction based on performance at the next two levels.

2.  Corporate Performance (CP)
    -  Financial indicators
    -  General operating indicators
    -  Major milestone indicators

3.  Business Unit Performance (BUP)
    -  General operating indicators
    -  Major milestone indicators
    -  Cross functional indicators

The "Allocation Formula" for the CP and BUP performance measures shall be determined by the Compensation Committee.

Target Award By Organizational Level:

      Position        2000 Target Award (1)    Allocation% (2)
-------------------   ---------------------    ---------------
Executives

Chairman & CEO.....          75     ........        100/0/0
President..........       60%-65%   ........        100/0/0
Vice President.....       25%-50%   ........        50/50/0

Exempt Employees (3)    2000 Award Range (3)     Allocation A% (2)
-------------------     --------------------     -----------------

Grade 12-14........        0-24%    ........        50/50/0
Grade 10-11........        0-19%    ........        50/50/0
Grade  8-9 ........        0-11%    ........        50/50/0
Grade  6-7 ........        0-7%     ........        0/100/0
Grade  1-5  .......        0-5%     ........        0/100/0

(1)  Calculated as a percentage of base salary.
(2)  Corporate percent/Business Unit percent/individual percent.
(3) For exempt levels 1 through 14 the annual incentive plan is also referred to as the "Performance Excellence Rewards Plan". For these exempt employees, at the sole discretion of the CEO, a pool of dollars may be established annually based on corporate and business unit performance for each business unit to then allocate on an individual basis as specified by the Award Ranges listed above. Awards may exceed these guidelines for extraordinary performance.

Note: All calculations of CP and BUP will be multiplied by the CEO/BU factor (0% - 120%).

Conditions:
- Participant must be employed on or before September 1 and at the time the awards are paid unless otherwise provided by the corporation. Awards for participants employed between January and September will be prorated.

- Retirement, disability or death may result in a prorated award. Early retirement may result in a prorated award with Compensation Committee approval.

- Payments awarded under this Plan will be the responsibility of the Compensation Committee. For non-executive levels, payments will be subject to the discretion of FPL management.




                      2000 ANNUAL INCENTIVE PLAN


2000 CORPORATE NET INCOME GOALS:


                FPL Group Net         Payout % of
                Income (M) (1)        Target Award
                --------------        ------------

                $XXX and above           200%

                $XXX                     180%

                $XXX                     160%

                $XXX                     150%

                $XXX                     100%

                $XXX                      50%

                $XXX                       0%


For net income performance falling between specified amounts, the percentage of the targeted award earned shall be determined by interpolation.

Net income shall be as reported in the annual audited financial statements of the Corporation, as determined in accordance with generally accepted accounting principles, adjusted to exclude the impact on net income of any changes in accounting principles, extraordinary items, non-recurring charges or gains, discontinued operations, regulatory and/or legislative changes, labor union disruptions and acts of God such as hurricanes.


(1)  Consolidated net income of FPL and FPL Group, Inc.